 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2015

HC2 HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

460 Herndon Parkway, Suite 150

Herndon, VA 20170

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 456-4100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 23, 2015, HC2 Holdings, Inc. (“HC2”) announced that it commenced an offering of $30 million aggregate principal amount of its 11.000% Senior Secured Notes due 2019 (the “Notes Offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain persons in offshore transactions in accordance with Regulation S under the Securities Act. HC2 previously issued $250 million aggregate principal amount of its 11.000% Senior Secured Notes due 2019 on November 20, 2014.

A copy of the press release announcing the Notes Offering is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

HC2 is disclosing under Item 7.01 of this Current Report on Form 8-K the foregoing information and the information attached to this Current Report on Form 8-K as Exhibits 99.2 and 99.3, which information is incorporated by reference herein. This information, which has not been previously reported, is excerpted from a preliminary offering memorandum that is being disseminated in connection with the Notes Offering.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of HC2’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward Looking Statements

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This report contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements, including those statements regarding the commencement or completion of the Notes Offering. These statements are based on the beliefs and assumptions of HC2’s management and the management of HC2’s subsidiaries (including target businesses). Generally, forward-looking statements include information describing the Notes Offering and other actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Factors that could cause actual results, events and developments to differ include, without limitation, capital market conditions, the ability of HC2’s subsidiaries (including, target businesses following their acquisition) to generate sufficient net income and cash flows to make upstream cash distributions, HC2 and its subsidiaries ability to identify any suitable future acquisition opportunities, efficiencies/cost avoidance, cost savings, income and margins, growth, economies of scale, combined operations, future economic performance, conditions to, and the timetable for, completing the integration of financial reporting of acquired or target businesses with HC2 or HC2 subsidiaries, completing future acquisitions and dispositions, litigation, potential and contingent liabilities, management’s plans, changes in regulations, taxes and the risks that may affect the performance of the operating subsidiaries of HC2 and those factors listed under the caption “Risk Factors” in HC2’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Commission. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. HC2 does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 23, 2015

99.2	Financial Information of HC2, Schuff International, Inc. and Bridgehouse Marine Limited

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of HC2 Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HC2 Holdings, Inc.
(Registrant)

Date: March 23, 2015	By:	/s/ Mesfin Demise
	Name:	Mesfin Demise
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 23, 2015

99.2	Financial Information of HC2, Schuff International, Inc. and Bridgehouse Marine Limited

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of HC2 Holdings, Inc.